SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 16, 2003

SOBIESKI BANCORP, INC. (Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation)	0-25518 (Commission File Number)	35-1942803 (IRS Employer Identification No.)
2930 W. Cleveland Road, South Bend, Indiana (Address of principal executive offices)	46628 (Zip Code)

Registrant's telephone number, including area code (574) 271-8300

N/A (Former name or former address, if changed since last report)

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Item 7. Financial Statements and Exhibits.

(c)	Exhibits.
	99	Press Release dated May 16, 2003

Item 9. Regulation FD Disclosure (Information furnished in this Item 9 is furnished pursuant to Item 12)

         On May 16, 2003, Sobieski Bancorp, Inc. issued the press release attached hereto as Exhibit 99 and incorporated herein by reference announcing results for the quarter ended March 31, 2003.

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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

SOBIESKI BANCORP, INC.
Date:	May 22, 2003	By:	/s/ Gregory J. Matthews Gregory J. Matthews Senior Vice President, Chief Operating Officer and Acting Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99	Press Release

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